UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 26, 2007

CHINA NORTH EAST PETROLEUM HOLDINGS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-49846	87-0638750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20337 Rimview Place Walnut, California	91789
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (909) 468-1858

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition of Disposition of Assets

On January 29, 2007, Registrant filed a Current Report on Form 8-K reporting that on January 26, 2007, Registrant’s 90% owned joint venture, Song Yuan North East Petroleum Technical Service Co., Ltd., a People’s Republic of China (“PRC”) limited liability company (“Song Yuan Technical”), acquired 100% of the equity interests of Song Yuan City Yu Qiao Oil and Gas Development Limited Corporation, a PRC limited liability company (“Yu Qiao”) pursuant to an Agreement for the Purchase and Sale of Stock (the “Purchase Agreement”) with the shareholders (the “Sellers”) of Yu Qiao. Registrant and Ms. Ju Guizhi (“Ms. Ju”) own 90% and 10%, respectively, of the membershipand profit interests of Song Yuan Technical. Ms. Ju is the mother of Mr. Wang Hongjun, the Registrant’s President and a member of the Board of Directors of the Registrant.

In order to comply with certain PRC laws relating to foreign entities’ ownership of oil and gas companies in the PRC, the former owners of Yu Qiao, Wang Bing Wu and Meng Xiang Yun, hold 10%, and 20%, respectively, of the equity interests in Yu Qiao in trust for the benefit of Song Yuan Technical pursuant to trust agreements (the “Trust Agreements”). The Company, as the 90% owner of Song Yuan Technical, indirectly owns 63% of the equity securities of Yu Qiao and Ms. Ju indirectly owns 7% of the equity securities of Yu Qiao. In addition, the Company is the indirect beneficiary of the Trust Agreements with respect to 30% of the equity securities of Yu Qiao.

The Purchase Agreement and the Trust Agreements were originally prepared in Mandarin and are governed by the laws of the PRC. Song Yuan Technical has obtained opinions of counsel licensed to practice law in the PRC to the effect that each of Mr. Wang and Mr. Meng hold the shares of Yu Qiao for Song Yuan Technical in compliance with the applicable laws of the PRC and that the trust relationship is established in accordance with PRC law.

This Current Report on Form 8-K/A contains the financial statements and pro forma financial information required under Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Audited financial statements of Song Yuan City Yu Qiao Oil And Gas Development Limited Corporation for the years ended December 31, 2006 and 2005, including the notes thereto.

(b)	Pro forma financial information.

Unaudited pro forma condensed consolidated balance sheet of China North East Petroleum Holdings, Limited as at December 31, 2006.

Unaudited pro forma condensed consolidated statement of operations of China North East Petroleum Holdings, Limited for the years ended December 31, 2006 and 2005.

(c)	Not applicable

(d)	Exhibits

2.1*	Joint Venture Contract of Song Yuan North East Petroleum Technical Service Co. Ltd., dated July 26, 2006, by and between China North East Petroleum Holdings, Ltd., Ms. Ju GuiZhi and Mr. Wang Hongjun.

10.1**

Agreement for the Purchase and Sale of Stock among Song Yuan North East Petroleum Technical Service Co., Ltd., China North East Petroleum Holdings, Limited, Ju Guizhi, Bing Wu Wang, Meng Xiangyun, dated January 26, 2007.

10.2**	Trust Agreement between Bing Wu Wang and Song Yuan North East Petroleum Technical Service Co., Ltd.

10.3**	Trust Agreement between Meng Xiangyun and Song Yuan North East Petroleum Technical Service Co., Ltd.

99.1	Audited financial statements of Song Yuan City Yu Qiao Oil And Gas Development Limited Corporation for the years ended December 31, 2006 and 2005, including the notes thereto.

99.2	Unaudited pro forma condensed consolidated balance sheet of China North East Petroleum Holdings, Limited as at December 31, 2006.

Unaudited pro forma condensed consolidated statement of operations of China North East Petroleum Holdings, Limited for the years ended December 31, 2006 and 2005.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on July 28, 2006.
**	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on January 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NORTH EAST PETROLEUM HOLDINGS, LIMITED

By:	/s/ Hong Jun Wang
Hong Jun Wang
Chairman of the Board and President

Date: July 2, 2007